Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Solar Park Initiatives, Inc. (the “Company”) on Form 10-Q for the period ending, June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Surette, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2010	/s/ David Surette
Name: David Surette
Title: Chief Executive and Financial Officer (Principal Executive, Financial and Accounting Officer)